Exhibit 31.1

                                CERTIFICATION


     I, Michael R. Farley, Chief Executive Officer of Digital Fuel, Inc., certify that:

     1.  I have reviewed this quarterly report on Form 10-Q of Digital
Fuel, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant; however, for the three months ended September 30, 2008, Digital Fuel, Inc. was not in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and as of September 30, 2008 cannot state whether or not our internal controls over financial reporting are effective as we did not document such controls nor test such controls;

     5. I have disclosed, based on the most recent evaluation of internal control over financial reporting, to the registrant's auditors:

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: October 31, 2008



 /s/ Michael R. Farley
-------------------------
Michael R. Farley
Chief Executive Officer